UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 17, 2018

HOST HOTELS & RESORTS, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-14625	53-0085950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6903 Rockledge Drive, Suite 1500

Bethesda, Maryland 20817

(Address of principal executive offices) (Zip Code)

(240) 744-1000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

Annual Meeting of Stockholders

Host Hotels & Resorts, Inc. (“Host” or the “Company”) held its Annual Meeting of Stockholders on May 17, 2018. Stockholders were asked to vote on three proposals: the election of directors, an advisory vote to approve executive compensation, and a stockholder proposal for an annual sustainability report. Final voting results are set forth below.

Proposal 1 – Election of Directors

Final votes regarding the election of eleven directors for terms expiring at the 2019 annual meeting of stockholders are set forth below. Accordingly, each director nominee was elected for a one-year term.

	FOR	AGAINST	ABSTENTIONS
Mary L. Baglivo	655,129,731	965,364	305,111
Sheila C. Bair	655,748,989	355,204	296,118
Ann McLaughlin Korologos	645,498,861	10,555,098	346,247
Richard E. Marriott	652,528,901	3,579,471	291,834
Sandeep L. Mathrani	646,727,617	9,362,037	310,657
John B. Morse, Jr.	620,692,629	34,044,251	1,663,326
Mary Hogan Preusse	652,988,067	3,096,922	315,322
Walter C. Rakowich	646,731,084	9,348,884	320,343
James F. Risoleo	651,509,009	4,590,301	300,896
Gordon H. Smith	655,753,577	324,013	322,721
A. William Stein	651,822,965	4,257,144	320,202

Proposal 2 – Advisory Vote on Executive Compensation

The final non-binding, advisory votes to approve the compensation of Host’s named executive officers are set forth below. Accordingly, the proposal was approved by approximately 94% of the votes cast.

FOR	AGAINST	ABSTENTIONS
613,474,526	41,748,176	1,176,462

Proposal 3 – Stockholder Proposal On Annual Sustainability Report

Final non-binding votes on a stockholder proposal requesting that Host issue an annual sustainability report are set forth below. Approximately 69% of the votes cast were against the proposal and accordingly the proposal did not pass.

FOR	AGAINST	ABSTENTIONS
203,136,521	450,271,398	2,992,630

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, INC. (Registrant)

Date: May 21, 2018	By:	/s/ Brian G. Macnamara
Brian G. Macnamara
Senior Vice President and Corporate Controller